accelerize NEW MEDIA

(OTCQB: ACLZ)

Company Presentation

July, 2014

CAKE

Safe Harbor

CAKE

Accelerize New Media, Inc. provides the information as is and without any warranties. These corporate materials do not constitute the solicitation of the purchase or sale of securities. This presentation includes certain non-GAAP financial measures as defined by SEC rules. These corporate materials may contain forward-looking statements from Accelerize New Media, Inc. within the meaning of the "safe harbor" provisions of the Private Securities Litigation Reform Act of 1995 and federal securities laws. For example, when we describe our growth prospects and the forecast for advertising markets, we are using forward-looking statements. These forward-looking statements are based on the current expectations of the management of Accelerize New Media, Inc. only, and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: changes in technology and market requirements; our technology may not be validated as we progress further; we may be unable to retain or attract key employees whose knowledge is essential to the development of our products and services; unforeseen market and technological difficulties may develop with our products and services; inability to timely develop and introduce new technologies, products and applications; loss of market share and pressure on pricing resulting from competition, which could cause the actual results or performance of Accelerize New Media, Inc. to differ materially from those contemplated in such forward-looking statements. Except as otherwise required by law, Accelerize New Media, Inc. undertakes no obligation to publicly release any revisions to these forward-looking statements to reflect events or circumstances after the date hereof or to reflect the occurrence of unanticipated events. For a more detailed description of the risk and uncertainties affecting Accelerize New Media, Inc., reference is made to Accelerize New Media, Inc.'s reports filed from time to time with the Securities and Exchange Commission.

accelerize NEW MEDIA



Company Highlights

CAKE

- CAKE is in a global multi-billion dollar market that is growing rapidly*
- CAKE has built the most complete proprietary SaaS, cloud-based enterprise Performance Marketing platform
- Reported revenues of $3.4M in Q1 2014, increase of 58% YOY
- Recurring Revenue Business Model - Licensing, Usage & Prof Services
- Highly differentiated relative to competitors, closest comp Conversant (formerly Commission Junction) $1.7B market cap (NASDAQ: CNVR) as of July 1, 2014
- CAKE is the leader in Performance Marketing for the highest-value digital channels supporting large brand advertisers and networks, and continues to grow market share
- Since 2010, CAKE has achieved 17 consecutive quarters of revenue growth

* Source: Venture Beat, January 2014

Financial Snapshot

CAKE

- Revenue
  - Increased 58% YOY to $3.4M in Q1 2014 from $2.2M in Q1 2013
  - Full year revenue increased 66% YOY to $9.7M in 2013 from $5.8M in 2012
- Cash: $1.13M at the end of Q1 2014
  - Square 1 Bank Debt Facility: Ability to Borrow up to $3M
- Capital Structure as of March 31, 2014
  - Shares Outstanding: 59,818,917 shares
- Market Cap as of June 30, 2014: $71.7M
- Insider/Officer/Director Ownership: 35.3% at year end 2013
- ACLZ 52-week trading range through June 30, 2014: $0.85 - $1.81 per share

Company Overview

CAKE

- Accelerize New Media, Inc. (OTCQB: ACLZ) dba CAKE
- CAKE product launched in 2010
- Offices in Los Angeles, CA and London, UK

CAKE MISSION:
To maximize the impact, and optimize the value of media spend for the $137+ billion global digital advertising market *

70+	SaaS	17	66%
Employees	Recurring Revenue Model	Consecutive Quarters of Revenue Growth	Full Year Revenue Growth YOY **

* Source: eMarketer – April 2014

** Source: Accelerize New Media SEC filings

CAKE Multi-Channel Solution



Performance Tracking Channels
Marketing Intelligence
Search
Display
Mobile
ECom
m
Lead
Affiliate
Attribution

- ✓ Marketing Performance Tracking & Attribution
- ✓ One Consolidated Platform - Multi-Channel Enabled
- ✓ Global Infrastructure & 24/7 Global Support

CAKE Marketing Intelligence Dashboard

CAKE

- CAKE delivers data and insights that optimizes the value of media spend for the $137+ billion digital advertising market*



CAKE
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Applied
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Testing
Caps
Compliance
Custom Payouts
Affiliates
Affiliate
Clicks (Click To Hide)
Profit (Click To Hide)
Clicks
Profit
Date
3/11/2013
300000
200000
100000
0
$7,500.00
$5,000.00
$2,500.00
$0.00
Traffic Summary
Reports
Offer
Affiliate
Affiliate Tag
Campaign
Technology
Demographics
Top 10 Breakdown
(17) Rent the Ho ...: $122,027.49
(150) Jeep Leads: $27,312.75
(22) Secondhand ...: $14,745.13
(2) Mengerie - L ...: $8,292.09
(44) Jaguar Lead ...: $6,047.36
(60) Ecuadorian ...: $2,680.22
(19) Sell Stuff ...: $2,590.98
(123) Dating for ...: $1,875.78
(176) Kia Leads: $1,864.00
(180) Hummer Lea ...: $785.25
Other: $4,643.86
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* Source: eMarketer – April 2014

CAKE White-Label Solution

- CAKE delivers solutions that keeps our customer's branding intact


clickbooth
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legalzoom
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CAKE
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CAKE maximizes the impact, and optimizes the value of media spend for the the worlds best advertisers, networks and agencies

CAKE Customers

CAKE

rbm

legalzoom

Conversion Squared

clickbooth The Exclusive CPA Network

RevenueAds

monetise THE UK CPA NETWORK

DMi partners

intela Global performance marketing

F5MEDIA

DIRECT AGENTS DIGITAL MARKETING

cpx interactive

imm INTERMUNDO MEDIA

lifescript healthy living for women

Mixr

zeeto

CAKE Customer Growth & Retention

- CAKE customer renewal rate is 90%+
- Large diverse customer base – Top customer represented <3% of revenue

Total Number of Customers



500
450
400
350
300
250
200
150
100
50
0
162% CAGR
Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1 Q2 Q3 Q4 Q1
2010
2011
2012
2013
2014

Average Revenue per Customer



$30.0
$25.0
$20.0
$15.0
$10.0
$5.0
$0.0
(in thousands $)
31.6% CAGR
2011
2012
2013

CAKE Revenue Growth

CAKE



Revenue
$ in thousands
17 Consecutive Quarters of Revenue Growth
183% Average Annual Revenue Growth
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$0
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
Q2
Q3
Q4
Q1
2010
2011
2012
2013
2014

Experienced Management Team



Brian Ross
Chairman & CEO



Jeff McCollum
President



Dave Stewart
EVP Technology



Damon Stein
General Counsel



Michael Lin
EVP Finance



Santi Pierini
EVP Marketing & Products

Company Highlights

CAKE

- CAKE is in a global multi-billion dollar market that is growing rapidly*
- CAKE has built the most complete proprietary SaaS, cloud-based enterprise Performance Marketing platform
- Reported revenues of $3.4M in Q1 2014, increase of 58% YOY
- Recurring Revenue Business Model - Licensing, Usage & Prof Services
- Highly differentiated relative to competitors, closest comp Conversant (formerly Commission Junction) $1.7B market cap (NASDAQ: CNVR) as of July 1, 2014
- CAKE is the leader in Performance Marketing for the highest-value digital channels supporting large brand advertisers and networks, and continues to grow market share
- Since 2010, CAKE has achieved 17 consecutive quarters of revenue growth

* Source: Venture Beat, January 2014